UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported):  January 28, 2016 (January 27, 2016)

QUANTUM MATERIALS CORP.

(Exact name of Registrant as specified in charter)

Nevada	001-52956	20-8195578
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3055 Hunter Road San Marcos, TX (Address of principal executive offices)	78666 (Zip Code)

Registrant’s telephone number, including area code:  (214) 701-8779

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 27, 2016, the Company issued a press release announcing that the company has entered into a joint venture with Guanghui Technology Group (“GTG”) whereby GTG will invest $20 Million US into the joint venture for building out Quantum Materials QDX™ quantum dot production facilities and quantum dots application development in China. The joint venture will be registered in Hong Kong and operated as Quantum Materials Asia Co., Ltd. Under the terms of the agreement, cash distributions by the joint venture will be split 50% - 50% between the Company and GTG. The Company and GTG will each appoint three members of the joint venture’s board of directors, and Stephen Squires, Quantum Materials Corp. President and CEO will serve as the joint venture’s CEO.

A copy of the press release is appended hereto.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release dated January 27, 2016. (Filed herewith)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 28, 2016

QUANTUM MATERIALS CORP.

By:	/s/ Stephen Squires
Name: Stephen Squires
Title: Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit No.		Description of Exhibit
99.1	P	Press release dated January 27, 2016. (Filed herewith)

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